UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 7, 2006

International Star, Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-28861	86-0876846
(Commission File Number)	(IRS Employer Identification No.)

301 Alexander Road
Mount Pleasant, TX 75455
Telephone: (903) 563-3030

(Address and telephone number of principal executive offices and place of business)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

International Star, Inc. (“we”, “us” or “our company”) files this report on Form 8-K to report the following:

Item 7.01 Regulation FD Disclosure.

On December 7, 2006, we issued a press release announcing the outcome of our Annual Shareholder Meeting held on December 1, 2006. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference. Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated December 7, 2006

SIGNATURES:

Pursuant to the requirement of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

International Star, Inc.
By: /s/ Denny Cashatt
Denny Cashatt, President
Dated: December 7, 2006